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                                                                   Exhibit 10.14

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

            THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Fourth Amendment"), dated as of March 10, 1998, is entered into by and between PARTY CITY CORPORATION, a Delaware corporation (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION, successor by merger to Midlantic Bank, N.A. (the "Bank").

                                    RECITALS:

            A. The Borrower and the Bank are parties to a certain Loan and Security Agreement, dated February 15, 1995, as amended by First Amendment to Loan and Security Agreement, dated as of October 6, 1995 (the "First Amendment"), by Second Amendment to Loan and Security Agreement, dated as of December 15, 1996 (the "Second Amendment"), and by Third Amendment to Loan and Security Agreement, dated as of June 16, 1997 (the "Third Amendment"; the Loan and Security Agreement, as amended by the First Amendment, Second Amendment and Third Amendment and as the same may be further amended from time to time, the "Agreement"), pursuant to which (among other things) the Bank agreed to make revolving credit loans to the Borrower, the outstanding principal of which converted to term loans at scheduled intervals; and

            B. The Borrower has requested that the Bank amend certain terms of the Agreement to provide for a temporary increase of the Revolving Credit Loan; and

            C. The Bank is willing to so amend the Agreement, upon and subject to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for value received by each party, the parties hereto, intending to be legally bound hereby, agree as follows:

            Section 1. DEFINITIONS

            1.1. Existing Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement. The definitions of the following defined terms used in the Agreement are amended as set forth herein and such amended definitions shall apply wherever such defined terms are used in the Loan Documents.

            (a) Amended Revolving Credit Note. The definition of the term "Amended Revolving Credit Note" set forth in the First Amendment is deleted and the following is substituted therefor:

            "'Amended Revolving Credit Note' shall mean the amended and restated promissory note of the Borrower, in substantially the form of Exhibit A annexed to this Fourth Amendment, evidencing the Revolving Credit Loan and replacing the Amended Revolving Credit
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            Note dated June 16, 1997, and any amendment, modification, restatement or renewal thereof or replacement or substitution therefor."

            (b) Revolving Credit Maximum. The definition of the term "Revolving Credit Maximum" set forth in the Agreement is deleted and the following is substituted therefor:

            "'Revolving Credit Maximum' shall mean the sum of $25,000,000 through and including April 30, 1998, and $20,000,000 thereafter."

            1.2. Additional Definition. For purposes of the Agreement and the other Loan Documents, the term:

            "'Fourth Amendment' shall mean this Fourth Amendment to Loan and Security Agreement."

Section 2. THE REVOLVING CREDIT LOAN

            2.1. Amendment to the Revolving Credit Loan. Section 2.1(a) of the Agreement is deleted and the following is substituted therefor:

            "(a) Upon and subject to the terms and conditions hereof, the Bank agrees to make available, at any time and from time to time, until the Termination Date, for Borrower's use and upon the request of Borrower therefor, advances (each, a "Revolving Credit Advance"); provided, however, that after giving effect to each requested Revolving Credit Advance, at no time shall the sum of the aggregate amount of Revolving Credit Advances outstanding exceed the Revolving Credit Maximum then in effect. If at any time the sum of the aggregate amount of Revolving Credit Advances outstanding exceed the Revolving Credit Maximum then in effect, Borrower shall immediately, and without demand from Bank, pay to Bank the principal amount in excess of the Revolving Credit Maximum."

Section 3. CONDITIONS; COVENANTS

            3.1. Conditions to this Fourth Amendment. The Bank's agreement to amend the Agreement is subject to the conditions precedent that the Bank shall have received, or waived the receipt of, the following:

            (a) the Amended Revolving Credit Note, duly executed and delivered by Borrower to the Bank;


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            (b) resolutions of the board of directors of Borrower, certified by the Secretary of Borrower as of the date hereof to be duly adopted and in full force and effect on such date, authorizing the execution and delivery of this Fourth Amendment and the increased borrowing hereunder;

            (c) copies of (i) the certificate of incorporation of the Borrower and all amendments thereto, and (ii) the by-laws of the Borrower, certified by the Secretary of the Borrower as true and complete and in full force and effect as of the date hereof;

            (d) an opinion of St. John & Wayne, counsel to the Borrower, as to such matters relating to the Borrower and the Loans as the Bank may reasonably request;

            (e) UCC-1 financing statements deemed necessary by the Bank in order to perfect its security interest in the Collateral;

            (f) evidence that the insurance policies provided for in Section
7.20 of the Agreement are in full force and effect, with appropriate loss payable and additional insured clauses in favor of the Bank, certified by the insurer;

            (g) payment of all fees and expenses incurred by the Bank in connection with this Fourth Amendment including, but not limited to, fees and expenses of attorneys;

            (h) updated listing of store locations of the Borrower; and

            (i) such other agreements, documents, corporate resolutions and certificates, filings, recordations and instruments as the Bank may reasonably request.

      3.2 Post Closing Covenants. The Borrower covenants and agrees that it shall deliver to the Bank the following, all in form and substance satisfactory to the Bank and its counsel:

            (a) within thirty (30) days after the date hereof, copies of the leases for each store location of the Borrower set forth in Section 3.1 (i) above; and

            (b) within ten (10) days after the date hereof, a guaranty by Party City Michigan, Inc., in form and substance satisfactory to the Bank and its counsel, guaranteeing all of Borrower's Obligations to the Bank; and

            (c) within ten (10) days after the date hereof, certificates of the appropriate Governmental Authorities, dated the most recent practicable date prior to the date hereof, showing that Borrower is organized and in good standing in the State of its organization and in each jurisdiction where it is qualified as a foreign corporation.


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Section 4. SECURITY

      4.1 Reaffirmation of Security Interest and Liens. The Borrower acknowledges and agrees that the security interests and other Liens granted by it to the Bank under the Agreement and the Loan Documents are and remain valid and first priority Liens on the Collateral (other than Permitted Encumbrances), and the Borrower represents and warrants that, as of the date hereof, there are no set-offs or defenses to the Bank's exercise of any rights or remedies available to it as a creditor in realizing upon the Collateral under the terms and conditions of the Loan Documents. The Borrower agrees that the Liens granted by it under the Agreement shall continue and shall secure the Obligations of the Borrower to the Bank, as amended as set forth herein.

Section 5. RATIFICATION AND AMENDMENT OF REPRESENTATIONS, WARRANTIES AND
           COVENANTS; CONTINUATION OF REVOLVING CREDIT LOAN

      5.1. Ratification. Except as set forth on Schedule A attached hereto, the Borrower hereby ratifies, confirms and restates, as if set forth herein in their entirety, all representations, warranties, covenants, acknowledgments and agreements set forth in Sections 6, 7, 8, 9 and 10 of the Agreement at and as of the date hereof (other than representations, warranties and covenants which expressly speak only as of a different date), and affirmatively states that all of the same are true and accurate as of the date hereof and shall be and remain in full force and effect, subject only to changes effected by this Fourth Amendment and/or changes previously disclosed to the Bank in writing. In addition, the Borrower represents and warrants to the Bank that:

            (a) Borrower has the power and authority to enter into this Fourth Amendment;

            (b) the execution, delivery and performance of this Fourth Amendment and the instruments and agreements executed and delivered by the Borrower in connection herewith have been duly authorized by all requisite corporate action and this Fourth Amendment and the instruments and agreements executed and delivered in connection herewith constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms;

            (c) the copies of good standing certificates delivered to the Bank pursuant to Section 3.1(c) above are true and correct copies of the respective certificates received from the appropriate Governmental Authorities;

            (d) the audited financial statements of the Borrower as at December 31, 1996 and unaudited financial statements of the Borrower as at September 30, 1997 and December 31, 1997, which were previously furnished to the Bank, were prepared in accordance with GAAP consistently applied throughout the period involved and present fairly the financial position of the Borrower as at the date thereof and the results of operations and cash flows of the Borrower for the period then ended;


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            (e) no changes having a Material Adverse Effect have occurred since the date of such financial statements referred to in Section 5.1(d) above; and

            (f) no Default or Event of Default has occurred and is continuing or will result from the execution, delivery and performance of this Fourth Amendment and the instruments and agreements executed and delivered in connection herewith.

      5.2. Continuation of Revolving Credit Loans. The Borrower and the Bank agree that as of the date hereof, the outstanding principal amount of the Revolving Credit Loan is $20,000,000, which amount shall be continued as outstanding under the Amended Revolving Credit Note, together with interest accrued thereon.

Section 6. MISCELLANEOUS

      6.1. Continued Effectiveness. Except as specifically amended by and/or inconsistent with this Fourth Amendment, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Agreement in any Loan Document shall hereafter be deemed to refer to the Agreement as amended by this Fourth Amendment. This Fourth Amendment is a Loan Document.

      6.2. Payment of Expenses. Borrower shall pay the fees and expenses (including, but not limited to, reasonable attorneys' fees and expenses, notary fees, searches and recording fees) incurred by the Bank in connection with the preparation, negotiation, execution and delivery and enforcement of this Fourth Amendment and the documents executed and delivered in connection herewith and any and all renewals, modifications, amendments and waivers hereof and hereunder.

      6.3. Entire Agreement. This Fourth Amendment, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect to such subject matter.

      6.4. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement, and any party may execute this Fourth Amendment by signing any such counterpart.

      6.5. Governing Law. This Fourth Amendment shall be interpreted, and the rights and liabilities of the parties hereto, whether arising in contract or tort and howsoever pertaining to the parties' relationship, shall be determined in accordance with the laws of the State of New Jersey.

      6.6. Headings. The section titles contained in this Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.


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      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment the day and year first above-written.

                                              PARTY CITY CORPORATION, a

                                              Delaware corporation


                                              By: /s/ David E. Lauber
                                                 -------------------------------
                                              Name: David E. Lauber
                                              Title: Executive Vice President

                                              PNC BANK, NATIONAL

                                              ASSOCIATION


                                              By: /s/ David Krietzberg
                                                 -------------------------------
                                              Name: David Krietzberg
                                              Title: Vice President


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                                    Exhibit A

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

$25,000,000.00                                                   March ___, 1998

            FOR VALUE RECEIVED, the undersigned, PARTY CITY CORPORATION, a New Jersey corporation (the "Borrower"), having its chief executive offices located at 400 Commons Way (Building C), Rockaway, New Jersey 07866, hereby unconditionally promises to pay on the Termination Date (as defined in the Third Amendment identified below) to the order of PNC BANK, NATIONAL ASSOCIATION, f/k/a MIDLANTIC BANK, NATIONAL ASSOCIATION (the "Bank"), at its office at PNC Business Credit, Two Tower Center Boulevard, East Brunswick, New Jersey 08816, or at such other place as the holder hereof may direct, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) TWENTY FIVE MILLION DOLLARS ($25,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Advances made by the Bank to the Borrower pursuant to Section 2.1 of that certain Loan and Security Agreement, dated February 15, 1995 by and between the Borrower and the Bank, as amended by First Amendment to Loan and Security Agreement, dated as of October 6, 1995, Second Amendment to Loan and Security Agreement, dated as of December 15, 1996, Third Amendment to Loan and Security Agreement, dated as of June 16, 1997, and Fourth Amendment to Loan and Security Agreement (the "Fourth Amendment") dated as of the date hereof (as so amended and as further amended from time to time, the "Loan Agreement"). The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in Section 4.1 of the Loan Agreement as designated in the Notice of Borrowing received from the Borrower. After the occurrence and during the continuation of an Event of Default, the interest rate shall be the Default Rate.

            This Note is the Amended and Restated Revolving Credit Note referred to in the Fourth Amendment, and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein. Capitalized terms used herein, unless otherwise defined, have the meanings given to them in the Loan Agreement.

            Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become immediately due and payable, all as provided therein.

            All parties now and hereafter liable with respect to this Note, whether maker, principal. surety, guarantor, endorser or otherwise, hereby waive presentment, demand and protest and notice of presentment, dishonor, protest, default, nonpayment, maturity, release, compromise, settlement,
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extension or renewal and any and all other notices and demands whatsoever in connection with the delivery, acceptance, performance, default or enforcement of this Note. The provisions of this Note are binding on the assigns and successors of the Borrower and shall inure to the benefit of the Bank, its successors and assigns. If this Note is placed in the hands of an attorney for collection, the undersigned shall pay all reasonable disbursements and fees of such attorney. This Note shall be governed by and construed in accordance with the laws of the United States of America and the internal laws of the State of New Jersey (without giving effect to the principles of conflicts of law).

            No provision of this Note may be changed or waived orally, but only by an instrument in writing signed by the party to be charged by such change or waiver.

            This Note amends, restates and supersedes, but is not in satisfaction or a novation of, the Amended Revolving Credit Note of Borrower, dated June 16, 1997, in the original principal sum of $20,000,000.

            THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OF ANY NATURE EXCEPT FOR MANDATORY COUNTERCLAIMS.

            IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above-written.

                                            PARTY CITY CORPORATION, a New
                                            Jersey corporation

Attest:

                                            By:
--------------------------------               --------------------------------
                                            Name:
                                            Title:


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                                  SCHEDULE "A"

      1. The Company will within fifteen (15) days after the date hereof be in compliance with the requirements of Section 6.2(c) of the Agreement and shall submit an updated Schedule 7.2 to the Bank.

      2. Schedule 7.3 is updated to reflect that the Company has one subsidiary, Party City Michigan, Inc., a Delaware corporation.

      3. The Borrower has regularly obtained language of waiver in its leases with the landlords of each of its store locations; however, the Borrower has not consistently obtained a separate Landlord Waiver and Consent Agreement for each location.